                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): October 30, 1998



                            WESTFIELD AMERICA, INC.
                   -----------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MISSOURI                                       1-12923                            43-0758627
------------------------------                 -------                            ----------
(State or Other Jurisdiction           Commission file number             (IRS EMPLOYER IDENTIFICATION
 of incorporation)                                                         NUMBER)

                           11601 WILSHIRE BOULEVARD
                                  12TH FLOOR
                        LOS ANGELES, CALIFORNIA  90025
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
           ---------------------------------------------------------
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  310/445-2427



                                   NO CHANGE

--------------------------------------------------------------------------------

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.   Acquisition or Disposition of Assets.
          ------------------------------------

     On November 2, 1998, Westfield America, Inc. (the "Company") announced its acquisition, on October 30, 1998, of a 100% interest in each of Downtown Plaza located in Sacramento, California and Horton Plaza located in San Diego, California and a 55% interest in North Country Fair located in Escondido, California giving the Company a 100% interest in North County Fair. The acquisitions were made pursuant to an Asset Purchase Agreement, dated as of April 6, 1998, between TrizecHahn Centers, Inc. ("TrizecHahn") and The Rouse Company and the Company, as amended by Amendment No. 1 dated as of July 31, 1998, by Amendment No. 2 dated as of August 31, 1998, by Amendment No. 3 dated as of September 23, 1998, by Amendment No. 4 dated as of September 25, 1998, by Amendment No. 5 dated as of October 7, 1998, by Amendment No. 6 dated as of October 22, 1998 and by Amendment No. 7 dated as of October 30, 1998.

     The acquisitions were made through separate limited liability companies wholly-owned by Westfield America Limited Partnership, the operating partnership through which the Company conducts substantially all of its business. The Company paid a total consideration of approximately $454 million for the acquisitions to affiliates of TrizecHahn, including the assumption of approximately $120 million of mortgage indebtedness. The amount of consideration was determined by arm's length negotiations. The funds for these acquisitions came from borrowings under the Company's secured loan facility with the Capital Company of America LLC and borrowings under a bridge financing provided by a consortium of banks led by Union Bank of Switzerland.

     Downtown Plaza is a super regional shopping center with 1,166,000 square feet of gross leasable area. It has 155 specialty stores and two Macy's stores as anchors.

     Horton Plaza is a super regional shopping center with 800,000 square feet of gross leasable area. It has 140 specialty stores and three anchors:
Nordstrom, Macy's and Mervyn's.

     North County Fair is a super regional shopping center with 1,260,000 square feet of gross leasable area. It has 168 specialty stores and six anchors:
Nordstrom, Macy's, two Robinsons-May stores, Sears and JC Penney.

     The Company intends to continue to operate each of Downtown Plaza, Horton Plaza and North County Fair as a super regional shopping center for the foreseeable future.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

(a) Financial statements of properties acquired (or to be acquired) pursuant to an Asset Purchase Agreement, dated as of April 6, 1998, between TrizecHahn and The Rouse Company and the Company, as amended.

     Index to Combined Statements of Revenue and Certain Expenses
     ------------------------------------------------------------

                                                                          Page Reference
     Combined Statement of Revenue and Certain Expenses                      Form 8-K
     --------------------------------------------------                   --------------

          1.   Los Cerritos Center and Oakridge Mall
               -- Independent Auditors' Report                                  F-1
               -- Combined Statement of Revenue and Certain
                  Expenses for the year ended December 31, 1997                 F-2
               -- Notes to Combined Statement of Revenue and
                  Certain Expenses                                              F-3

          2.   Downtown Plaza and Santa Anita Fashion Park
               -- Independent Auditors' Report                                  F-6
               -- Combined Statement of Revenue and Certain
                  Expenses for the year ended December 31, 1997                 F-7
               -- Notes to Combined Statement of Revenue and
                  Certain Expenses.                                             F-8

          3.   Selected TrizecHahn Acquisition Properties to Be Acquired
               -- Independent Auditors' Report                                  F-14
               -- Combined Statement of Revenue and Certain
                  Expenses for the year ended December 31, 1997                 F-15
               -- Notes to Combined Statement of Revenue and
                  Certain Expenses                                              F-16

          4.   Selected TrizecHahn Acquisition Properties to be
               acquired less than 100%
               -- Independent Auditors' Report                                  F-21
               -- Combined Statement of Revenue and Certain
                  Expenses for the year ended December 31, 1997                 F-22
               -- Notes to Combined Statement of Revenue and
                  Certain Expenses.                                             F-23

(b)  Pro Forma Financial Information.

                                                                     Page Reference
                                                                        Form 8-K
                                                                     --------------
          1.   Pro Forma Condensed Consolidated Balance Sheet as
               of June 30, 1998 (unaudited)                                P-3

          2.   Notes to Pro Forma Condensed Consolidated Balance
               Sheet (unaudited)                                           P-5

          3.   Pro Forma Condensed Consolidated Statements of
               Income for the six months ended June 30, 1998 and for
               the year ended December 31, 1997 (unaudited)                P-6


          4.   Notes to Pro Forma Condensed Consolidated
               Statements of Income (unaudited)                            P-9

(c)   Exhibits.

Exhibit No.        Description of Exhibit
-----------        ----------------------
  10.1              Asset Purchase Agreement, dated as of April 6, 1998, between
                    TrizecHahn, and The Rouse Company and the Company,
                    incorporated herein by reference to Exhibit 10.1 to the
                    Company's Form 10-Q for the quarter ended June 30, 1998.

  10.2              Amendment No. 1, dated as of July 31, 1998, between
                    TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.2 to the Company's Form 8-K dated July 31, 1998.

  10.3              Amendment No. 2, dated as of August 31, 1998, between
                    TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.3 to the Company's Form 8-K dated September 25, 1998.

  10.4              Amendment No. 3, dated as of September 23, 1998, between
                    TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.4 to the Company's Form 8-K dated September 25, 1998.

  10.5              Amendment No. 4, dated as of September 25, 1998, between
                    TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.5 to the Company's Form 8-K dated September 25, 1998.

  10.6              Amendment No. 5, dated as of October 7, 1998, between
                    TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.6 to the Company's Form 8-K dated September 25, 1998.

  10.7              Amendment No. 6, dated as of October 22, 1998 between
                    TrizecHahn, and The Rouse Company and the Company.

  10.8              Amendment No. 7, dated as of October 30, 1998 between
                    TrizecHahn, and The Rouse Company and the Company.

  23.1              Consent of Independent Accountants - PricewaterhouseCoopers
                    LLP

  23.2              Consent of Independent Auditors - KPMG Peat Marwick LLP

  23.3              Consent of Independent Auditors - KPMG Peat Marwick LLP

  99.1 Copy of the Press Release, dated November 2, 1998, issued by the Company, publicly announcing the activities reported therein.

                         INDEPENDENT AUDITORS' REPORT


The Board of Directors of Westfield America, Inc., the Managing General Partner of H and H - Cerritos, and the Managing General Partner of Oakridge Associates:

We have audited the accompanying combined statement of revenue and certain expenses of Los Cerritos Center and Oakridge Mall for the year ended December 31, 1997. This combined statement is the responsibility of management. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the combined statement of revenue and certain expenses. It is not intended to be a complete presentation of Los Cerritos Center and Oakridge Mall's combined revenue and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses, as described in
Note 1, of Los Cerritos Center and Oakridge Mall for the year ended December 31, 1997 in conformity with generally accepted accounting principles.

                                                       /s/ KPMG Peat Marwick LLP


San Diego, California
May 27, 1998

                     LOS CERRITOS CENTER AND OAKRIDGE MALL

               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                      For the Year Ended December 31, 1997

                                 (in Thousands)


Revenue:
 Minimum rent (note 3)                                      $15,533
 Overage rent                                                   267
 Cart and temporary tenant rent                               1,823
 Recoveries from tenants                                      8,522
 Other                                                        1,386
                                                            -------
                                                             27,531
                                                            -------

Certain expenses:
 Operating expenses                                           5,255
 Payroll and related benefits - related party                 1,875
 Ground rent (note 3)                                         1,274
 Property taxes                                                 889
 Professional services                                           75
 Professional services - related party                           32
 Promotion                                                       56
                                                            -------

                                                              9,456
                                                            -------

      Revenue in excess of certain expenses                 $18,075
                                                            =======

See accompanying notes to combined statement of revenue and certain expenses.

                     LOS CERRITOS CENTER AND OAKRIDGE MALL

          NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

                     For the Year Ended December 31, 1997

                                (in Thousands)



1.   BASIS OF PRESENTATION

     The accompanying combined statement of revenue and certain expenses relates to the operations of Los Cerritos Center and Oakridge Mall (the "Properties") located in Cerritos and San Jose, California, respectively. Westfield America, Inc. (the "Company") intends to acquire the Properties.

     The accompanying combined statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and accordingly, is not representative of the actual results of operations of the Properties for the year ended December 31, 1997 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Properties:


          .    Depreciation and amortization

          .    Interest on mortgages which will not be assumed by the Company

          .    Federal and state income taxes

          .    Management fees and leasing commissions

          . Other costs not directly related to the proposed future operations of the Properties

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

     REVENUE RECOGNITION

     Minimum rent revenue is recognized on a straight-line basis over the term of the individual leases. Overage rent, which is based upon the level of sales achieved by the lessee, and cart and temporary tenant rent are recognized on an accrual basis. Recoveries from tenants for real estate taxes, insurance and certain other shopping center operating expenses are recognized as revenue in the period the applicable costs are incurred.

     MAINTENANCE AND REPAIRS

     Maintenance and repairs are charged to operations as incurred.

     USE OF ESTIMATES

     Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the combined statement of revenue and certain expenses in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

                     LOS CERRITOS CENTER AND OAKRIDGE MALL

                    NOTES TO COMBINED STATEMENT OF REVENUE

                        AND CERTAIN EXPENSES, CONTINUED



3.   COMMITMENTS AND CONTINGENCIES

     PARKING LEASE - LOS CERRITOS CENTER

     In conjunction with the acquisition of Los Cerritos Center, the Company will assume the lease of a parking area from one of the center's major retailers. The term of the lease is 50 years, expiring in 2030. Total rent expense under the lease was $50 in 1997.

     Future minimum rents to be paid under the terms of the above lease are as follows:

              YEARS ENDING DECEMBER 31,
          ---------------------------------
                      1998                                  $   50
                      1999                                      50
                      2000                                      50
                      2001                                      50
                      2002                                      50
                      Thereafter                             1,400
                                                            ------

                                                            $1,650
                                                            ======

     GROUND LEASES - OAKRIDGE MALL

     In conjunction with the acquisition of Oakridge Mall, the Company will assume the ground leases related to the Property. In aggregate, these leases require minimum annual rent payments of $203 plus a participation percentage of 25% on the rent collected which exceeds a specified rent base, as defined. These leases expire in 2008. Total rent expense under these leases was $1,224 in 1997.

     Future minimum rents to be paid under the terms of the above leases are as follows:

               YEARS ENDING DECEMBER 31,
          ----------------------------------
                         1998                               $  203
                         1999                                  203
                         2000                                  203
                         2001                                  203
                         2002                                  203
                         Thereafter                          1,061
                                                            ------

                                                            $2,076
                                                            ======

                     LOS CERRITOS CENTER AND OAKRIDGE MALL

                    NOTES TO COMBINED STATEMENT OF REVENUE

                        AND CERTAIN EXPENSES, CONTINUED


     SHOPPING CENTER LEASES

     Shopping center space is leased to tenants under various operating leases with terms ranging primarily from one to 24 years. The leases generally provide for minimum rent and reimbursement of real estate taxes, insurance and certain other operating expenses. The majority of the leases also provide for additional overage rent during any year in which a tenant's gross sales exceed a stated amount.

     Future minimum rent revenue to be received under leases in force at December 31, 1997 are as follows:

               YEARS ENDING DECEMBER 31,
          ----------------------------------
                         1998                               $16,145
                         1999                                15,311
                         2000                                13,823
                         2001                                12,782
                         2002                                11,487
                         Thereafter                          27,817
                                                            -------

                                                            $97,365
                                                            =======

     LEGAL

     The Properties are, from time to time, involved in various claims and legal actions arising in the ordinary course of business. Although the final outcome of these legal matters cannot be determined, it is management's opinion, based in part on advice of legal counsel, that the final resolution of these matters will not have a material adverse effect on the Properties' results of operations.

4.   RELATED-PARTY TRANSACTIONS

     MANAGEMENT

     The previous owner and its wholly-owned subsidiary have provided various professional services to the Properties.

     A summary of costs and fees incurred and expensed for the year ended December 31, 1997 follows:

          Payroll and related benefits                      $1,875
          Professional services                                 32

                         INDEPENDENT AUDITOR'S REPORT


The Board of Directors of Westfield America, Inc., the Managing General Partner of DPA, L.P., and the General Partner of Anita Associates:

We have audited the accompanying combined statement of revenue and certain expenses of Downtown Plaza and Santa Anita Fashion Park for the year ended December 31, 1997. This combined statement is the responsibility of management. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the combined statement of revenue and certain expenses. It is not intended to be a complete presentation of Downtown Plaza and Santa Anita Fashion Park's combined revenue and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses, as described in
Note 1, of Downtown Plaza and Santa Anita Fashion Park for the year ended December 31, 1997 in conformity with generally accepted accounting principles.



                                                       /S/ KPMG Peat Marwick LLP


San Diego, California
May 27, 1998

                  DOWNTOWN PLAZA AND SANTA ANITA FASHION PARK
              COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
                     For the Year Ended December 31, 1997
                                (in Thousands)

Revenue:
 Minimum rent (note 4)                                      $21,046
 Overage rent                                                   261
 Cart and temporary tenant rent                               1,284
 Recoveries from tenants                                      9,805
 Other                                                        1,315
                                                            -------

                                                             33,711
                                                            -------

Certain expenses:
 Operating expenses                                           8,040
 Interest                                                    12,152
 Interest - related party                                     2,315
 Payroll and related benefits - related party                 2,302
 Ground rent - related party                                    511
 Property taxes                                                 962
 Management fees - related party                              1,087
 Leasing commissions - related party                            125
 Professional services                                          108
 Professional services - related party                           41
 Promotion                                                      615
                                                            -------

                                                             28,258
                                                            -------

      Revenue in excess of certain expenses                 $ 5,453
                                                            =======

See accompanying notes to combined statement of revenue and certain expenses.

                  DOWNTOWN PLAZA AND SANTA ANITA FASHION PARK
          NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
                     FOR THE YEAR ENDED DECEMBER 31, 1997


1.   ORGANIZATIONS AND BASIS OF PRESENTATION

     The accompanying combined statement of revenue and certain expenses relates to the operations of Downtown Plaza and Santa Anita Fashion Park (the "Properties"), located in Sacramento and Arcadia, California, respectively. Westfield America, Inc. (the "Company") intends to acquire a 50% partnership interest in DPA, L.P., a California limited partnership, and a 39.68% partnership interest in Anita Associates, a California limited partnership, (collectively the "Partnerships"), which own Downtown Plaza and Santa Anita Fashion Park, respectively.

     DOWNTOWN PLAZA

     DPA, L.P. is a California limited partnership formed on November 1, 1991 for the purpose of redeveloping and operating Downtown Plaza, a regional shopping center and office complex. The partnership agreement provides that DPA, L.P. is to continue until December 31, 2025, unless sooner terminated. Profits and losses are shared as follows:

          General Partners:
            DPA-H, Inc., a California corporation                               50.0%
            PKL Corp., a California corporation                                  1.0%

          Limited Partners:
            Campbell, Mackey and Gibson, a California general partnership       12.5%
            Edward K. Rice                                                       2.62625%
            Alice O. Rice, Trustee of Alice O. Rice Living Trust                 8.87375%
            Sacvent Garage, a California corporation                            12.5%
            Teichert Land Co., a California corporation                         12.5%

     DPA-H, Inc. is 100% owned by TrizecHahn Centers Inc.

                  DOWNTOWN PLAZA AND SANTA ANITA FASHION PARK

                    NOTES TO COMBINED STATEMENT OF REVENUE

                        AND CERTAIN EXPENSES, CONTINUED


     SANTA ANITA FASHION PARK

     Anita Associates is a California limited partnership consisting of Hahn-UPI, the general partner, and Santa Anita Realty Enterprises, Inc., formed to develop and operate Santa Anita Fashion Park, a regional shopping center. Hahn-UPI is a limited partnership consisting of TrizecHahn Centers Inc., the general partner, and UPI Associates, the limited partner. UPI does not have responsibility for, or participation in, any duties, obligations or rights of approval assumed by Hahn-UPI as general partner of Anita Associates. The partnership agreement provides that Anita Associates shall continue from year to year until the partners elect to terminate the partnership. Profits and losses are shared as follows:

          Hahn-UPI:
            TrizecHahn Centers Inc.                        39.68%
            UPI Associates                                 10.32%


            Santa Anita Realty Enterprises, Inc.           50.00%

     The accompanying combined statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and accordingly, is not representative of the actual results of operations of the Properties for the year ended December 31, 1997 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Properties:


          .    Depreciation and amortization

          .    Federal and state income taxes

          . Other costs not directly related to the proposed future operations of the Properties

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

     REVENUE RECOGNITION

     Minimum rent revenue is recognized on a straight-line basis over the term of the individual leases. Overage rent, which is based upon the level of sales achieved by the lessee, and cart and temporary tenant rent are recognized on an accrual basis. Recoveries from tenants for real estate taxes, insurance and certain other shopping center operating expenses are recognized as revenue in the period the applicable costs are incurred.

                  DOWNTOWN PLAZA AND SANTA ANITA FASHION PARK

                    NOTES TO COMBINED STATEMENT OF REVENUE

                        AND CERTAIN EXPENSES, CONTINUED



     MAINTENANCE AND REPAIRS

     Maintenance and repairs are charged to operations as incurred.

     USE OF ESTIMATES

     Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the combined statement of revenue and certain expenses in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

3.   MORTGAGE NOTES PAYABLE

     DOWNTOWN PLAZA

     A loan in the amount of $93,000, secured by a deed of trust on the property, was executed by DPA, L.P. on November 27, 1991. The loan bears interest at a base rate, as defined in the loan agreement, plus a spread or at the then current London Interbank offer rate ("LIBOR") plus 1.5%, as selected by DPA, L.P. Interest is payable under the terms of the loan, either monthly or quarterly, also as selected by DPA, L.P., and the note is due December 2, 1998. The principal balance of the loan at December 31, 1997 was $92,476.

     SANTA ANITA FASHION PARK

     Loans in the amounts of $46,577 and $15,778, secured by a first lien on the leasehold estates and improvements, were executed by Anita Associates in 1994. The loans bear interest at a rate of 9.0% and 9.25%, respectively, with principal and interest payments of $391 and $136, respectively, due monthly through February 2004, at which time the outstanding principal balances and any accrued interest thereon are due. The principal balances of the loans at December 31, 1997 were $44,306 and $15,184, respectively.

4.   COMMITMENTS AND CONTINGENCIES

     PARTNERSHIPS AS LESSORS

     The Partnerships lease space to tenants in the shopping centers for which they charge minimum rent and receive reimbursement for real estate taxes, insurance and certain other shopping center operating expenses. The terms of the leases vary by tenant and range from one to 30 years, and the majority of the leases also provide for additional overage rents during any year in which a tenant's gross sales exceed a stated amount.

                  DOWNTOWN PLAZA AND SANTA ANITA FASHION PARK

                    NOTES TO COMBINED STATEMENT OF REVENUE

                        AND CERTAIN EXPENSES, CONTINUED


     Future minimum rent revenue to be received under leases in force at December 31, 1997 are as follows:

               YEARS ENDING DECEMBER 31,
          ----------------------------------
                      1998                                  $ 21,340
                      1999                                    20,836
                      2000                                    20,073
                      2001                                    19,359
                      2002                                    18,819
                      Thereafter                              65,109
                                                            --------

                                                            $165,536
                                                            ========

     LEGAL

     The Partnerships are, from time to time, involved in various claims and legal actions arising in the ordinary course of business. Although the final outcome of these legal matters cannot be determined, it is management's opinion, based in part on advice of legal counsel, that the final resolution of these matters will not have a material adverse effect on the Partnerships' financial position, results of operations, or liquidity.

5.   RELATED PARTY TRANSACTIONS

     MANAGEMENT

     Affiliates of the general partners of the Partnerships have provided property management, leasing and various professional services to the Properties.

     A summary of costs and fees incurred and expensed for the year ended December 31, 1997 follows:

           Payroll and related benefits                     $2,302
           Management fees                                   1,087
           Leasing commissions                                 125
           Professional services                                41

                  DOWNTOWN PLAZA AND SANTA ANITA FASHION PARK

     ADVANCES FROM PARTNER

     In accordance with DPA, L.P.'s partnership agreement, the managing general partner was required to make cash advances totaling $20,922. The advances bear interest at a rate of prime plus 1%, and the principal balance and any accrued interest is to be repaid over a five-year period, beginning October 1998. Interest incurred for the year ended December 31, 1997 was $2,315. The principal balance of the advances at December 31, 1997 was $20,922.

     GROUND LEASE

     Santa Anita Fashion Park was developed on approximately 70 acres of land leased from the limited partner of Anita Associates. The leased property consists of four parcels, each covered by a separate ground lease, requiring total annual rentals of $768 in 1997. Three of the parcels are subleased for aggregate rentals of $257 annually. The sublease terms are identical to the primary lease and continue through October 2017. The subleases are assigned to the limited partner of Anita Associates.

     Net rental expense amounted to $511 in 1997. The minimum annual rental payments under the lease, net of sublease rentals, are as follows:

               YEARS ENDING DECEMBER 31,                   AMOUNT
          ---------------------------------                ------
                         1998                               $   537
                         1999                                   537
                         2000                                   537
                         2001                                   537
                         2002                                   537
                         Thereafter                           7,953
                                                            -------

                                                            $10,638
                                                            =======

                  DOWNTOWN PLAZA AND SANTA ANITA FASHION PARK

6.   PARTNERSHIP INTEREST (UNAUDITED)

     The following calculation reflects the revenue in excess of certain expenses multiplied by DPA-H, Inc.'s, DPA, L.P.'s managing general partner, partnership interest and TrizecHahn Center Inc.'s, Anita Associates' general partner, partnership interest in the Partnerships, as stated in
     Note 1, for the year ended December 31, 1997:

                                                                SANTA ANITA
                                                 DOWNTOWN         FASHION
                                                   PLAZA            PARK       COMBINED
                                                 ---------      -----------    --------
     Revenue in excess of certain expenses        $1,763            3,690       $5,453
                                                                                ======

     DPA-H, Inc.'s interest                        50.00%             --

     TrizecHahn Center Inc.'s interest               --             39.68%
                                                  ------            -----

                                                  $  881            1,464       $2,345
                                                  ======            =====       ======

                         INDEPENDENT AUDITORS' REPORT

                                  __________


To the Board of Directors
 of Westfield America, Inc.


We have audited the accompanying combined statement of revenues and certain expenses for the year ended December 31, 1997 of selected TrizecHahn Acquisition Properties, as defined in Note 1, which are intended to be acquired by Westfield America, Inc. This combined statement is the responsibility of the management of TrizecHahn Centers, Inc. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this combined statement excludes certain expenses that would not be comparable with those resulting from the operations of the TrizecHahn Acquisition Properties after acquisition by Westfield America, Inc. The accompanying combined statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the TrizecHahn Acquisition Properties' revenues and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2, of the TrizecHahn Acquisition Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.


/s/ Coopers & Lybrand LLP



Newport Beach, California
May 29, 1998

                       TRIZECHAHN ACQUISITION PROPERTIES

              COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 OF SELECTED TRIZECHAHN ACQUISITION PROPERTIES
                   TO BE ACQUIRED BY WESTFIELD AMERICA, INC.
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                                (IN THOUSANDS)

Revenues:
 Minimum rent                                          $39,574
 Overage rent                                            1,665
 Carts and temporary tenant rents                        4,213
 Recoveries from tenants                                25,210
 Parking structure income                                2,687
 Other income                                            2,088
                                                       -------

                                                        75,437
                                                       -------
Certain expenses:
 Operating expenses                                     18,668
 Property taxes                                          5,830
 Parking structure expenses                              1,232
 Promotion                                                 383
 Professional services                                     339
 Ground lease                                              112
 Redevelopment agency fee                                  221
 Other expenses                                            339
                                                       -------

                                                        27,124
                                                       -------

   Revenues in excess of certain expenses              $48,313
                                                       =======

    The accompanying notes are an integral part of this combined statement.

                       TRIZECHAHN ACQUISITION PROPERTIES
          NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES


1.   DESCRIPTION OF THE PROPERTIES AND ORGANIZATION:

     The accompanying combined statement of revenues and certain expenses ("Combined Statement") of the TrizecHahn Acquisition Properties, as defined herein, relates to the operations of five regional shopping centers (the "TrizecHahn Acquisition Properties" or "Properties"), each of which is owned by a partnership (together, the "Partnerships") and is managed by TrizecHahn Centers Management, Inc. ("THCMI"), a wholly-owned subsidiary of one of the partners, TrizecHahn Centers, Inc. ("TrizecHahn"). The Properties are intended to be sold to Westfield America, Inc. ("Westfield") in a single transaction subject to, among other things, an executed Asset Purchase Agreement between TrizecHahn and Westfield.

                                                                     Property            Abbreviated
Properties                   Partnerships                            Locations           Names
------------------------     ---------------------------------       ----------------    ------------
Fox Hills Mall               H, B-H Associates                       Culver City, CA     Fox Hills
Horton Plaza                 HSD/Horton Associates                   San Diego, CA       Horton Plaza
Parkway Plaza                H and H  El Cajon                       El Cajon, CA        Parkway Plaza
Solano Mall                  Solano Associates                       Fairfield, CA       Solano Mall
University Towne Centre      University Town Center Associates       San Diego, CA       UTC

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following are significant accounting policies followed in the preparation of the accompanying Combined Statement. This Combined Statement and notes are representations of TrizecHahn and THCMI, whose managements are responsible for their integrity and objectivity.

     Basis of Presentation:
     ---------------------

     The accompanying Combined Statement is presented on the accrual basis of accounting in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, it is not representative of the actual operations for the period presented because certain expenses, which may not be comparable to those expected to be incurred by Westfield in the proposed future operations of the Properties, have been excluded. Expenses excluded consist of depreciation and amortization, management and leasing fees and mortgage interest.

                       TRIZECHAHN ACQUISITION PROPERTIES

                    NOTES TO COMBINED STATEMENT OF REVENUE

                        AND CERTAIN EXPENSES, Continued


2.   SIGNIFICANT ACCOUNTING POLICIES, CONTINUED:

     Revenue Recognition:
     -------------------

     Minimum rental revenues are recognized on a straight-line basis over the terms of the individual leases. Certain of the leases provide for additional rental revenue ("Overage Rents") to be paid based upon the level of sales achieved by the lessee. These Overage Rents are recognized on the accrual basis. Tenants are also charged for certain operating expenses, including real estate taxes, insurance and common area costs. Such recovery is recorded in the period the applicable costs are incurred.

     Lease Fees:
     ----------

     Payments received from tenants in connection with early termination of a tenant's lease(s) are recognized as income when received.

     Maintenance and Repairs:
     -----------------------

     Maintenance and repairs are charged to operations as incurred.

     Management's Estimates and Certain Risks:
     ----------------------------------------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

3.   COMMITMENTS AND CONTINGENCIES:

     Partnerships as Lessors:
     -----------------------

     The Partnerships lease space to tenants in the shopping centers for which they charge minimum rents and receive reimbursements for real estate taxes, insurance and certain other shopping center operating expenses. The leases are noncancelable with varying terms, some of which have renewal options available.

                       TRIZECHAHN ACQUISITION PROPERTIES

                    NOTES TO COMBINED STATEMENT OF REVENUE

                        AND CERTAIN EXPENSES, Continued


3.   COMMITMENTS AND CONTINGENCIES, CONTINUED:

     Partnerships as Lessors, continued:
     ----------------------------------

     Future minimum rental revenues to be received under leases in effect at December 31, 1997 are as follows (in thousands):

           1998                                   $ 41,648
           1999                                     39,354
           2000                                     35,007
           2001                                     29,593
           2002                                     25,659
           Thereafter                              102,531
                                                  --------

                                                  $273,792
                                                  ========

     Horton Plaza charges the tenants a parking structure validation fee which entitles the tenants' customers to use the parking structure adjacent to the shopping center. Future parking structure income to be received under leases in force at December 31, 1997 is as follows (in thousands):

           1998                                   $  510
           1999                                      490
           2000                                      476
           2001                                      443
           2002                                      415
           Thereafter                              2,531
                                                  ------

                                                  $4,865
                                                  ======

     Partnerships as Lessee:
     ----------------------

     Parkway Plaza leases the land underlying the shopping center from Sears, Roebuck and Co. at an annual cost of $112,000 until August 2000 with an increase to $128,000 per year thereafter. The lease expires in July 2051.

                       TRIZECHAHN ACQUISITION PROPERTIES

                    NOTES TO COMBINED STATEMENT OF REVENUE

                        AND CERTAIN EXPENSES, Continued



3.   COMMITMENTS AND CONTINGENCIES, CONTINUED:

     Partnerships as Lessee, continued:
     ---------------------------------

     Minimum annual rental payments for Parkway Plaza are as follows (in thousands):

          1998                                    $  112
          1999                                       112
          2000                                       112
          2001                                       117
          2002                                       128
          Thereafter                               6,156
                                                  ------

                                                  $6,737
                                                  ======

     Redevelopment Agency Fee:
     ------------------------

     Pursuant to the Development and Disposition Agreement ("DDA Agreement") between HSD/Horton Associates and the Redevelopment Agency of the City of San Diego (the "Agency"), the Agency conveyed certain parcels of real estate to HSD/Horton Associates for the development of Horton Plaza.

     In connection with the DDA Agreement, HSD/Horton Associates entered into a Payment Agreement whereby HSD/Horton Associates pays a participation amount equal to 10% of gross rental income received, as defined, in excess of $8,750,000. Participation in the amount of $221,000 was due to the Agency for the year ended December 31, 1997.

     Legal:
     -----

     The Partnerships are, from time to time, involved in various claims and legal actions arising in the ordinary course of business. Although the final outcome of these legal matters cannot be determined, it is management's opinion, based in part upon advice from legal counsel, that the final resolution of these matters will not have a material adverse effect on the Partnerships' results of operations.

                       TRIZECHAHN ACQUISITION PROPERTIES

                    NOTES TO COMBINED STATEMENT OF REVENUE

                        AND CERTAIN EXPENSES, Continued



4.   RELATED PARTY TRANSACTIONS:

     TrizecHahn and its wholly-owned subsidiary, THCMI, provided payroll, professional and various legal services to the Partnerships.

     A summary of related party costs and fees included in operating expense for the year ended December 31, 1997 is as follows (in thousands):

     Payroll and related benefits                      $6,521
     Professional services                                130
     Legal fees                                           334
                                                       ------

                                                       $6,985
                                                       ======

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
 of Westfield America, Inc.

We have audited the accompanying combined statement of revenues and certain expenses for the year ended December 31, 1997 of selected TrizecHahn Acquisition Properties, as defined in Note 1, which are intended to be acquired less than 100% by Westfield America, Inc. This combined statement is the responsibility of TrizecHahn Centers, Inc. management. Our responsibility is to express an opinion on this combined statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this combined statement excludes certain expenses that would not be comparable with those resulting from the operations of the TrizecHahn Acquisition Properties after acquisition by Westfield America, Inc. The accompanying combined statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission Rule 3-14 of Regulation S-X and is not intended to be a complete presentation of the TrizecHahn Acquisition Properties' revenues and expenses.

In our opinion, the combined statement referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2, of the TrizecHahn Acquisition Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand LLP



Newport Beach, California
April 27, 1998

                       TRIZECHAHN ACQUISITION PROPERTIES

              COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 OF SELECTED TRIZECHAHN ACQUISITION PROPERTIES
                         TO BE ACQUIRED LESS THAN 100%
                          BY WESTFIELD AMERICA, INC.
                     FOR THE YEAR ENDED DECEMBER 31, 1997
                                (IN THOUSANDS)


Revenues:
 Minimum rent                                     $28,206
 Overage rent                                       2,279
 Carts and temporary tenant rents                   2,933
 Recoveries from tenants                           12,815
 Other income                                         938
                                                  -------

                                                   47,171
                                                  -------
Certain expenses:
 Operating expenses                                 9,278
 Interest                                          13,464
 Property taxes                                     2,468
 Office and management                              1,064
 Promotion                                             84
 Professional services                                142
 Ground lease                                       1,296
 Other expenses                                       266
                                                  -------

                                                   28,062
                                                  -------

   Revenues in excess of certain expenses         $19,109
                                                  =======

    The accompanying notes are an integral part of this combined statement.

                       TRIZECHAHN ACQUISITION PROPERTIES

          NOTES TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES



1.   DESCRIPTION OF THE PROPERTIES AND ORGANIZATION:

     The accompanying combined statement of revenues and certain expenses ("Combined Statement") of the TrizecHahn Acquisition Properties, as defined herein, relates to the operations of three regional shopping centers (the "TrizecHahn Acquisition Properties" or "Properties"), each of which is owned by a partnership (together, the "Partnerships") and is managed by TrizecHahn Centers Management, Inc. ("THCMI"), a wholly-owned subsidiary of one of the partners, TrizecHahn Centers, Inc. ("TrizecHahn"). The ownership interest of TrizecHahn in the Partnerships is intended to be sold to Westfield America, Inc. ("Westfield") in a single transaction subject to, among other things, an executed Asset Purchase Agreement between TrizecHahn and Westfield.

Properties              Partnerships                       Property Locations
-----------------       -----------------------------      -------------------
Valley Fair             Stevens Creek Associates           San Jose, CA
Capital Mall            Capital Mall Company               Olympia, WA
North County Fair       EWH Escondido Associates, LP       Escondido, CA

     Valley Fair:
     -----------

     Stevens Creek Associates is a California general partnership formed for the purpose of improving, renovating and integrating two existing shopping centers, known as "Valley Fair Shopping Center," located in San Jose, California, and "Stevens Creek Plaza," located in the cities of San Jose and Santa Clara, California, into a regional shopping center known as "Valley Fair." The partnership agreement provides that the partnership is to continue until December 31, 2024 unless terminated earlier.

     The revenues and certain expenses of Stevens Creek Associates include the accounts of Stevens Creek Associates and its wholly-owned subsidiary, Hahn Issuing Corporation (the "Subsidiary"). The Subsidiary is a Delaware corporation formed in 1986 solely for the purpose of issuing commercial paper to private investors under the Partnership's credit agreement with a
     commercial bank.   All significant intercompany balances and transactions
     have been eliminated.

     The general partners and their respective partnership interests are as follows:

     TrizecHahn                                   33.33%
     RT-H Corporation ("RT-H")                    16.67%
     Valley Fair Associates, L.P. ("VFA")         50.00%

     RT-H is effectively wholly owned by TrizecHahn.

                       TRIZECHAHN ACQUISITION PROPERTIES

                    NOTES TO COMBINED STATEMENT OF REVENUE

                        AND CERTAIN EXPENSES, Continued


1.   DESCRIPTION OF THE PROPERTIES AND ORGANIZATION, CONTINUED:

     Valley Fair, Continued:
     ----------------------

     Profit and loss is allocated at year-end based upon each partner's capital (deficit) account balance, as defined in the partnership agreement.

     Capital Mall:
     ------------

     Capital Mall Company is a Washington limited partnership formed by TrizecHahn, JCP Realty, Inc., a wholly-owned subsidiary of JCPenney Company, Inc. and Cordano Associates to develop and operate a regional shopping center in Olympia, Washington. The partnership agreement provides for the partnership to terminate as of December 31, 2038. Profits and losses and distributions of net cash flows, as defined by the partnership agreement, are shared as follows:

     General partner:
       TrizecHahn                            50%

     Limited partners:
       JCP Realty, Inc.                      25%
       Cordano Associates                    25%

     North County Fair:
     -----------------

     EWH Escondido Associates, L.P. is a Delaware limited partnership formed for the purpose of developing, constructing, and operating a regional shopping center in Escondido, California. The partnership agreement, dated April 25, 1984, provides that the partnership is to terminate as of June 30, 2033, unless terminated or dissolved earlier. The partners and their respective interests are as follows:

     General partner:
       EWH 1979 Development Company, L.P. ("EWH")      55%

     Limited partner:
       Westfield America, Inc.                         45%

EWH is effectively wholly-owned by TrizecHahn.

                       TRIZECHAHN ACQUISITION PROPERTIES

                    NOTES TO COMBINED STATEMENT OF REVENUE

                        AND CERTAIN EXPENSES, Continued


2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following are significant accounting policies followed in the preparation of the accompanying Combined Statement. This Combined Statement and notes are representations of TrizecHahn and THCMI, whose managements are responsible for their integrity and objectivity.

     Basis of Presentation:
     ---------------------

     The accompanying Combined Statement is presented on the accrual basis of accounting in conformity with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, it is not representative of the actual operations for the period presented because certain expenses, which may not be comparable to those expected to be incurred by Westfield in the proposed future operations of the Properties, have been excluded. Expenses excluded consist of depreciation and amortization. For North County Fair which will become wholly-owned by Westfield upon acquisition of TrizecHahn's 55% interest, management and leasing fees have also been excluded.

     Revenue Recognition:
     -------------------

     Minimum rent revenues are recognized on a straight-line basis over the terms of the individual leases. Certain of the leases provide for additional rental revenue ("Overage Rents") to be paid based upon the level of sales achieved by the lessee. These Overage Rents are recognized on the accrual basis. Tenants are also charged for certain operating expenses, including real estate taxes, insurance and common area costs. Such recovery is recorded in the period the applicable costs are incurred.

     Lease Fees:
     ----------

     Payments received from tenants in connection with early termination of a tenant's lease(s) are recognized as income when received.

     Maintenance and Repairs:
     -----------------------

     Maintenance and repairs are charged to operations as incurred.

     Management's Estimates and Certain Risks:
     ----------------------------------------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                       TRIZECHAHN ACQUISITION PROPERTIES

                    NOTES TO COMBINED STATEMENT OF REVENUE

                        AND CERTAIN EXPENSES, Continued



3.   INTEREST EXPENSE:

     Valley Fair:
     -----------

     On October 20, 1997, the Partnership entered into a $100 million loan agreement with a commercial bank which is collateralized by a deed of trust on the shopping center property and an assignment of leases and rents. The agreement provides that the Partnership can: (1) borrow funds at the greater of the then current federal funds rate plus 0.5% per annum or the then current prime rate of the commercial banks; or (2) borrow funds at the current London Interbank Offered ("LIBO") rate, as defined, plus 0.75% per annum for periods ranging from one to six months. $80 million was initially drawn on the loan with the proceeds being used to pay off the interest rate exchange contract which expired. These funds were obtained under the LIBO option. Interest is payable monthly and the note balance is due October 20, 1999. The variable interest rate in effect on the outstanding balance as of December 31, 1997 was 6.625%.

     The Partnership had also entered into interest rate exchange contracts, aggregating $41,000,000, to minimize the impact of changes in interest rates associated with the commercial paper program. The exchange contracts provided for the Partnership to pay annual interest at an average fixed rate of 8.825%. Variable interest payments received were based on various market indexes including six-month LIBO and thirty-day commercial paper. Total interest expense was $5,355,000 for the year ended December 31, 1997.

     Capital Mall:
     ------------

     Notes payable at December 31, 1997 consist of the following (in thousands):

     Connecticut General Life Insurance Company             $11,817
     Lincoln National Life Insurance Company                  2,883
                                                            -------

                                                            $14,700
                                                            =======

     The note payable to Connecticut General Life Insurance Company is collateralized by a deed of trust on certain shopping center property. The note matures in 2000 and is payable in monthly installments of $132,000, including interest at 9%, with all remaining principal due in the year 2000.

     Notes payable to Lincoln National Life Insurance Company are collateralized by deeds of trust on the remaining shopping center property. The notes mature in 2009 and are payable in monthly installments of $34,000, including interest at 8-5/8% and 9-3/4%.

                       TRIZECHAHN ACQUISITION PROPERTIES

                    NOTES TO COMBINED STATEMENT OF REVENUE

                        AND CERTAIN EXPENSES, Continued



3.   INTEREST EXPENSE, CONTINUED:

     North County Fair:
     -----------------

     North County Fair has a note which is payable to an insurance company and is collateralized by a first deed of trust and assignment of rents on the shopping center property. The note matures in June 2002 and is payable in monthly installments of $533,000, including interest at 12.25% with contingent interest of 30% of the excess of gross receipts, as defined, over a base amount. Contingent interest expense in 1997 amounted to $587,000.

4.   COMMITMENTS AND CONTINGENCIES:

     Partnerships as Lessors:
     -----------------------

     The Partnerships lease space to tenants in the shopping centers for which they charge minimum rents and receive reimbursements for real estate taxes, insurance and certain other shopping center operating expenses. The leases are noncancelable with varying terms, some of which have renewal options available.

     Future minimum rental revenues to be received under leases in effect at December 31, 1997 are as follows (in thousands):

          1998                                         $ 27,953
          1999                                           26,502
          2000                                           24,920
          2001                                           23,803
          2002                                           21,489
          Thereafter                                     68,951
                                                       --------

                                                       $193,618
                                                       ========

     Partnerships as Lessees:
     -----------------------

     Capital Mall
     ------------

     Capital Mall leases the land underlying the shopping center from Connecticut General Life Insurance Company at an annual cost of $213,000, plus a percentage of rental revenues generated by the shopping center. The lease expires in April 2040. Participation rent expense totaled $224,000 for the year ended December 31, 1997.

                       TRIZECHAHN ACQUISITION PROPERTIES

                    NOTES TO COMBINED STATEMENT OF REVENUE

                        AND CERTAIN EXPENSES, Continued



4.   COMMITMENTS AND CONTINGENCIES, CONTINUED:

     PARTNERSHIPS AS LESSEES, CONTINUED:
     ----------------------------------

     Capital Mall, Continued
     -----------------------

     Minimum annual rental payments for Capital Mall are as follows (in thousands):

           1998                                        $  213
           1999                                           213
           2000                                           213
           2001                                           213
           2002                                           213
           Thereafter                                   7,940
                                                       ------

                                                       $9,005
                                                       ======

     North County Fair
     -----------------

     A portion of the North County Fair shopping center is situated on land leased from two local municipalities. Both leases provide for a fixed annual rent and a contingent rental when rental receipts, as defined, exceed certain levels. The terms run concurrently for 55 years and expire in 2038. Contingent rentals of $61,000 are included in ground lease expense for 1997.

     A portion of land on one of the leased tracts has been subleased by North County Fair to the anchor department stores. North County Fair's fixed annual rent is reduced by payments made directly to the municipality under the subleases. North County Fair is contingently liable for the total fixed annual rent amount. There have been no instances of nonpayment by the department stores.

                       TRIZECHAHN ACQUISITION PROPERTIES

                    NOTES TO COMBINED STATEMENT OF REVENUE

                        AND CERTAIN EXPENSES, Continued



4.   COMMITMENTS AND CONTINGENCIES, CONTINUED:

     PARTNERSHIPS AS LESSEES, CONTINUED:
     ----------------------------------

     North County Fair, Continued
     ----------------------------

     Minimum annual fixed rental payments under both leases, including the anchor department stores, for North County Fair are as follows (in thousands):

                                                  Expected
                                                 Department
                                    Gross          Stores'      Expected Net
                                  Fixed Rent     Fixed Rent      Fixed Rent
                                  ----------     ----------     ------------
          1998                     $ 1,190        $   (392)      $   798
          1999                       1,190            (392)          798
          2000                       1,190            (392)          798
          2001                       1,190            (392)          798
          2002                       1,190            (392)          798
          Thereafter                42,245         (13,916)       28,329
                                   -------        --------       -------

                                   $48,195        $(15,876)      $32,319
                                   =======        ========       =======

     Legal:
     -----

     The Partnerships are, from time to time, involved in various claims and legal actions arising in the ordinary course of business. Although the final outcome of these legal matters cannot be determined, it is management's opinion, based in part upon advice from legal counsel, that the final resolution of these matters will not have a material adverse effect on the Partnerships' results of operations.

                       TRIZECHAHN ACQUISITION PROPERTIES

                    NOTES TO COMBINED STATEMENT OF REVENUE

                        AND CERTAIN EXPENSES, Continued


5.   RELATED PARTY TRANSACTIONS:

     TrizecHahn and its wholly-owned subsidiary, THCMI, provided payroll, professional and various legal services to the Partnerships.

     A summary of related party costs and fees included in operating expense for the year ended December 31, 1997 is as follows (in thousands):

     Management fees                              $  884
     Payroll and related benefits                  3,158
     Professional services                           548
     Leasing commissions                             901
     Legal fees                                      222
                                                  ------

                                                  $5,713
                                                  ======

6.   TRIZECHAHN'S PARTNERSHIP INTEREST (UNAUDITED):

     The following calculation reflects the revenues in excess of certain expenses multiplied by TrizecHahn's interest in the Partnerships as stated in Note 1.

     For the Twelve Months Ended December 31, 1997 (in thousands):
     ------------------------------------------------------------

                                                                                       North
                                                 Valley Fair    Capital Mall        County Fair    Combined
                                                 -----------    ------------        -----------    --------
     Revenues in excess of certain expenses       $13,006        $2,427              $3,676         $19,109

     TrizecHahn's interest                             50%           50%                 55%
                                                  -------        ------              ------         -------

                                                  $ 6,503        $1,214              $2,022         $ 9,739
                                                  =======        ======              ======         =======

PRO FORMA FINANCIAL INFORMATION

Pursuant to an Asset Purchase Agreement, dated April 6, 1998, between TrizecHahn and The Rouse Company and the Company, as amended (the "Agreement"), the Company has agreed to acquire interests in twelve shopping centers (the "Hahn Portfolio") from TrizecHahn and one of TrizecHahn's joint venture partners. Under the Agreement, the Company will acquire a 100% interest in seven shopping centers (the "Wholly-Owned Centers"), partial interests in four shopping centers (the "Joint Venture Centers") and the remaining 55% interest in North County Fair that the Company does not already own.(1)

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS


This Current Report includes, and future public filings and oral and written statements by the Company and its management may include, statements (other than the historical financial statements and other statements of historical fact) that are subject to risks and uncertainties. Forward-looking statements include the information concerning the possible acquisition of certain properties comprising part of the Hahn Portfolio. Statements preceded by, followed by or that include the words "believes," "expects," "anticipates," "intends," "plans," "estimates," "assumes," "assuming," "projects," "projected" or similar expressions indicate forward-looking statements.

Forward-looking statements are made based on management's current expectations and belief concerning future developments and their potential effects on the Company. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management. Many of the factors that will determine these results are beyond the Company's ability to control or predict.

While the Company periodically reassesses material trends and uncertainties affecting its operations and financial condition, the Company does not intend to review or revise any particular forward-looking statement referenced in this Current Report in light of future events, even if new information, future events or other circumstances have made them incorrect or misleading.

The information referred to above and in the Company's other Securities and Exchange Commission (the "SEC") filings should be considered by investors when reviewing any forward-looking statements contained in this report, in any documents incorporated herein by reference, in any of the Company's public filings or press releases or in any oral statements made by the Company or any of its officers or any other persons acting on its behalf. For those statements, the Company intends to avail itself of the protection of the safe harbor from liability contained in the Private Securities Litigation Reform Act of 1995 with respect to forward-looking statements.

The following table sets forth the percentage acquired (or to be acquired), the gross leasable area (GLA) and closing dates for the Hahn Portfolio:

-------------------------------------------------------------------------------------------------------
                                                                GLA
                             OWNERSHIP INTEREST              (SQ. FEET)                  CLOSING
         CENTER                  ACQUIRED                  (IN THOUSANDS)                  DATE
-------------------------------------------------------------------------------------------------------
Horton Plaza                       100%                          800                October 30, 1998
San Diego, CA
-------------------------------------------------------------------------------------------------------
Parkway Plaza                      100                         1,030                September 25, 1998
El Cajon, CA
-------------------------------------------------------------------------------------------------------
University Town Center             100                         1,030                July 31, 1998
San Diego, CA
-------------------------------------------------------------------------------------------------------
North County Fair                   55                         1,260                October 30, 1998
Escondido, CA
-------------------------------------------------------------------------------------------------------
Santa Anita Fashion Park            39.7                       1,100                September 25, 1998
 Arcadia, CA
-------------------------------------------------------------------------------------------------------
Los Cerritos Center                100                         1,250                November 30, 1998*
Cerritos, CA
-------------------------------------------------------------------------------------------------------
Fox Hills Mall                     100                           890                October 7, 1998
Culver City, CA
-------------------------------------------------------------------------------------------------------
Valley Fair                         50                         1,140                July 31, 1998
San Jose, CA
-------------------------------------------------------------------------------------------------------
Oakridge Mall                      100                           800                October 7, 1998
San Jose, CA
-------------------------------------------------------------------------------------------------------
Solano Mall                        100                         1,010                September 25, 1998
Fairfield, CA
-------------------------------------------------------------------------------------------------------
Downtown Plaza                     100                         1,170                October 30, 1998
Sacramento, CA
-------------------------------------------------------------------------------------------------------
Capital Mall                        50                           600                October 7, 1998
Olympia, WA
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
*Projected closing date of the remaining 50% interest to be acquired. The original 50% interest was acquired on July 21, 1998.
-------------------------------------------------------------------------------------------------------

(1) Instead of acquiring a 50% interest in Downtown Plaza as originally anticipated in the Agreement, the Company acquired a 100% interest in such property pursuant to Amendment No. 7 to the Agreement, dated October 30, 1998. This change in ownership has resulted in the Company acquiring a 100% interest in eight shopping centers, instead of seven, and partial interests in three shopping centers, instead of four. The effect of the additional 50% interest in Downtown Plaza is not reflected in and does not materially affect the Pro Forma Financial information set forth below.

The following table summarizes the total purchase price to be paid and sources of funds to be used by the Company for purchase of the Hahn Portfolio pursuant to the Agreement:

Purchase price:
   Real Estate Assets                                     (in thousands)
---------------------
      Wholly-Owned Centers                                  $1,064,891
      Joint Venture Centers                                    319,000

      Acquisition costs                                         36,323
                                                            ----------
             Total real estate assets purchased              1,420,214

Other Assets
------------
      Purchase of 55% of North County Fair's
             Non-real estate assets (net of
             accrued liabilities assumed of $970)                1,869
                                                            ----------
      Total purchase price                                  $1,422,083
                                                            ==========

Sources of Funds:
   Debt Sources
   ------------
      Capital Notes                                         $  301,088
      Wholly-Owned Centers debt assumed                        103,691
      Joint Venture Centers debt assumed                       116,848
      Secured Financing                                        400,955
      Unsecured Financing                                      206,189
                                                            ----------
      Total debt funding                                     1,128,771

    Equity Sources
    --------------
         Series C and D preferred shares                       200,000

    Other
    -----
         WHL warrants                                           99,670

         Less: debt and equity issuance costs                   (6,358)
                                                            ----------

         Total sources of funds                             $1,422,083
                                                            ==========

                   WESTFIELD AMERICA, INC. AND SUBSIDIAIRIES

                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1998

                         (UNAUDITED AND IN THOUSANDS)


The unaudited Pro Forma Condensed Consolidated Balance Sheet is presented assuming the Company acquires the Wholly-Owned Centers, the Joint Venture Centers and the remaining 55% interest in North County Fair that the Company does not already own. For purposes of presenting the following unaudited Pro forma Condensed Consolidated Balance Sheet it is assumed that (i) the Company uses its proceeds from its sale of WHL shares received upon the exercise of the WHL warrants totaling $99,670 towards the acquisition of the Hahn Portfolio,
(ii) the Company uses its proceeds from the issuance of unsecured subordinated notes ("Capital Notes") totaling $301,088 towards the acquisition of the Hahn Portfolio, (iii) the Company assumes existing mortgage debt totaling $193,352, including the Company's proportionate share of Joint Venture debt totaling $116,848, (iv) the Company assumes existing North County Fair mortgage debt totaling $49,431, including the Company's proportionate share already encumbered, (v) $206,189 is borrowed under unsecured financing ("Unsecured Financing") provided by a consortium of banks led by Union Bank of Switzerland,
(vi) the Company borrows $400,955 under a secured loan ("Secured Financing") obtained through a conduit lender and (vii) the Company issues $200,000 of Series C and D Cumulative Convertible Preferred Stock ("Cumulative Convertible Preferred Stock").

The unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with the Consolidated Financial Statements of Westfield America, Inc. and Subsidiaries included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and Quarterly Reports on Forms 10-Q for the calendar quarters ended March 31 and June 30, 1998, respectively. In the Company's opinion, all adjustments necessary to reflect the effects of the acquisition of the Hahn Portfolio, obtaining loan facilities, use of proceeds from the issuance of Capital Notes and Cumulative Convertible Preferred Stock, and sale of the WHL warrants to acquire the Hahn Portfolio have been made.

The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position of the Company would have been at June 30, 1998 nor does it purport to present the future financial position of the Company.

                   WESTFIELD AMERICA, INC. AND SUBSIDIAIRIES

                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1998

                         (Unaudited and in Thousands)

                                                                          June 30, 1998
                                                  ---------------------------------------------------------------
                                                   CONSOLIDATED             PRO FORMA                PRO FORMA
                                                  HISTORICAL (a)           ADJUSTMENTS              AS ADJUSTED
                                                  --------------          ------------             ------------
ASSETS:
 Net investment in real estate                    $1,971,620               $1,324,081  (b)          $3,295,701
 Cash and cash equivalents                             8,067                      707  (c)               8,774
 Restricted cash                                      30,882                        -                   30,882
 Accounts and notes receivable                        28,432                    2,474  (c)              30,906
 Deferred expenses and other assets, net              25,013                    7,589  (d)              32,602
                                                  ----------               ----------               ----------

  Total assets                                    $2,064,014               $1,334,851               $3,398,865
                                                  ==========               ==========               ==========

LIABILITIES:
 Notes payable and revolving credit facility      $1,176,059               $1,133,837  (e)          $2,309,896
 Accounts payable and accrued expenses                31,025                    1,764  (c)              32,789
 Distribution payable                                 28,758                        -                   28,758
 Minority interest                                    23,986                        -                   23,986
                                                  ----------               ----------               ----------

  Total liabilities                                1,259,828                1,135,601                2,395,429
                                                  ----------               ----------               ----------

SHAREHOLDERS' EQUITY:
 Common stock                                            731                        -                      731
 Preferred stock                                     121,000                  200,000  (f)             321,000
 Paid-in-capital                                     648,769                     (750) (g)             648,019
 Retained earnings                                    33,686                        -                   33,686
                                                  ----------               ----------               ----------

  Total shareholders' equity                         804,186                  199,250                1,003,436
                                                  ----------               ----------               ----------

  Total liabilities and shareholders' equity      $2,064,014               $1,334,851               $3,398,865
                                                  ==========               ==========               ==========

                   WESTFIELD AMERICA, INC. AND SUBSIDIARIES

            NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                         (UNAUDITED AND IN THOUSANDS)


(a) Reflects Westfield America, Inc. and Subsidiaries consolidated unaudited historical balance sheet at June 30, 1998.

(b)  Increase reflects:
        Acquisition of Wholly-Owned Centers                                          $1,064,891
        Acquistion of Joint Venture Centers (net of $116,848 which
         represents the Company's proportionate share of assumed debt)                  202,152
        Consolidation of the Company's original 45%
         investment in North County Fair at historic cost                                20,715
        Acquisition costs                                                                36,323
                                                                                     ----------
                                                                                     $1,324,081
                                                                                     ==========
(c)  Increase reflects North County Fair consolidation of
        the Company's original 45% investment at historic value.

(d)  Decrease reflects:
        Deferred financing fees                                                      $    5,608
        Consolidation of the Company's original 45% investment in  North
         County Fair at historic cost                                                     1,981
                                                                                     ----------
                                                                                     $    7,589
                                                                                     ==========

(e)  Reflects total additional borrowings to acquire the Hahn Portfolio comprised of the following:
        Assumption of North County Fair debt including the Company's
          proportionate share already encumbered, interest at 13.5%                  $   49,431
        Secured Financing, interest at 6.67%                                            400,955
        Unsecured Financing, interest at 7.0%                                           206,189
        Mortgage debt assumed on Wholly-Owned Centers:
          Los Cerritos Center, interest at 8.5%                                          37,873
          Solano Mall, interest at 8.5%                                                  38,631
        Line of credit financing (including borrowings for temporary paydowns of $301,088 and $99,670 for funds received from the Capital Notes
         (interest at 8.38%) and sale of WHL warrants, respectively, to account
         for paydowns previously described).                                            400,758
                                                                                     ----------
                                                                                     $1,133,837
                                                                                     ==========

(f)  Reflects issuance of Series C and D Cumulative Convertible Preferred Stock.

(g)  Reflects equity issuance costs.

                   WESTFIELD AMERICA, INC. AND SUBSIDIAIRIES

             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND THE TWELVE MONTHS ENDED DECEMBER 31,
                                     1997

                         (UNAUDITED AND IN THOUSANDS)


     The unaudited Pro Forma Condensed Consolidated Statements of Income are presented as if the Company acquired Wheaton Plaza Partnership for $51,500, Annapolis Mall Partnership interest that the Company did not already own for $133,000, Meriden Square Partnership interest that the Company did not already own for $53,500, Northwest Plaza for $111,000 and Crestwood Plaza for $106,400 (the "Previously Acquired Centers") and the Company paid $1,422,083 to acquire the Wholly-Owned Centers, Joint Venture Centers and the remaining 45% interest in North County Fair that the Company does not already own from TrizecHahn Centers, Inc. and one of TrizecHahn Centers Inc.'s joint venture partners as of January 1, 1997. For purposes of presenting the following unaudited Pro forma Condensed Consolidated Statements of Income it is assumed that (i) the Company uses its proceeds from its sale of WHL shares received upon the exercise of the WHL warrants totaling $99,670 (sold in April 1998, proceeds used to temporarily paydown the Company's corporate line of credit) towards the acquisition of the Hahn Portfolio, (ii) the Company uses its proceeds from the issuance of unsecured subordinated notes ("Capital Notes") totaling $301,088 (issued in June 1998, proceeds used to temporarily paydown the Company's corporate line of credit) towards the acquisition of the Hahn Portfolio, (iii) the Company assumes existing mortgage debt totaling $193,352 including the Company's proportionate share of Joint Venture debt totaling $116,848, (iv) the Company assumes existing North County Fair mortgage debt totaling $49,431, including the Company's proportionate share already encumbered, (v) $206,189 is borrowed under unsecured financing ("Unsecured Financing") provided by a consortium of banks led by Union Bank of Switzerland, (vi) the Company borrows $400,955 under a secured loan obtained through a conduit lender, (vii) the Company issues $200,000 of Series C and D Cumulative Convertible Preferred Stock ("Cumulative Convertible Preferred Stock"), and (viii) the Company completed its May 1997 initial public offering of 20,400 common shares and 270 preferred shares resulting in net proceeds totaling $300,384 ("Offering") as of January 1, 1997.

     The unaudited Pro Forma Consolidated Statements of Income should be read in conjunction with the Consolidated Financial Statements of Westfield America, Inc. and Subsidiaries included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and Quarterly Reports on Forms 10-Q for the calendar quarters ended March 31 and June 30, 1998, respectively. In the Company's opinion, all adjustments necessary to reflect the effects of the consummation of the acquisition of the Previously Acquired Centers and the Hahn Portfolio, obtaining loan facilities, use of proceeds from the issuance of Capital Notes and Cumulative Convertible Preferred Stock, and sale of the WHL warrants to acquire the Hahn Portfolio have been made.

     The unaudited Pro Forma Condensed Consolidated Statements of Income are not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions above had been consummated as of the beginning of the year presented, nor do they purport to present the future operations of the Company.

                   WESTFIELD AMERICA, INC. AND SUBSIDIAIRIES

             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                   (THOUSANDS EXCEPT FOR PER SHARE AMOUNTS)

                                                                FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                               ------------------------------------------------------------------
                                                                           PRO FORMA                 PRO FORMA
                                                 HISTORICAL (a)           ADJUSTMENTS              CONSOLIDATED
                                                 --------------           ------------             --------------
REVENUES:
 Minimum and percentage rents                     $100,817                 $ 40,407  (b)            $141,224
 Tenant recoveries                                  37,779                   19,078  (b)              56,857
                                                  --------                 --------                 --------

  Total revenues                                   138,596                   59,485                  198,081
                                                  --------                 --------                 --------

EXPENSES:
 Operating                                          39,763                   20,581  (b)              60,344
 Management fees                                     2,770                    1,274  (b)               4,044
 Advisory fee                                        2,966                   (2,407) (c)                 559
 General and administrative                            901                        -                      901
 Depreciation and amortization                      33,878                    9,435  (b)              43,313
                                                  --------                 --------                 --------

  Total expenses                                    80,278                   28,883                  109,161
                                                  --------                 --------                 --------

OPERATING INCOME                                    58,318                   30,602                   88,920

 Interest expense, net                             (39,202)                 (40,943) (d)             (80,145)
 Equity in income of unconsolidated real
  estate partnerships                                  910                    5,095  (e)               6,005

 Gain on sale of investments                        65,710                        -                   65,710
 Interest and other income                           7,440                        -                    7,440
                                                  --------                 --------                 --------

 Income before minority interest                    93,176                   (5,246)                  87,930
 Minority interest in earnings of
  consolidated real estate partnerships             (1,978)                       -                   (1,978)
                                                  --------                 --------                 --------

NET INCOME                                        $ 91,198                 $ (5,246)                $ 85,952
                                                  ========                 ========                 ========

 Net income allocable to preferred shares            5,447                                            13,642
 Net income allocable to common shares              85,751                                            72,310
                                                  --------                                          --------

                                                  $ 91,198                                          $ 85,952
                                                  ========                                          ========
EARNINGS PER SHARE
 Basic                                            $   1.17                                          $   0.99
                                                  ========                                          ========

 Diluted                                          $   1.06                                          $   0.97
                                                  ========                                          ========

                   WESTFIELD AMERICA, INC. AND SUBSIDIAIRIES

             PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                  (IN THOUSANDS EXCEPT FOR PER SHARE AMOUNTS)



                                                                 FOR THE YEAR ENDED DECEMBER 31, 1997
                                                 ------------------------------------------------------------------
                                                                             PRO FORMA                 PRO FORMA
                                                   HISTORICAL (a)           ADJUSTMENTS              CONSOLIDATED
                                                 ----------------         ---------------          ----------------
REVENUES:                                            (Audited)                           (Unaudited)
 Minimum and percentage rents                     $152,146                 $ 122,452  (b)           $ 274,598
 Tenant recoveries                                  64,662                    53,372  (b)             118,034
                                                  --------                 ---------                ---------

  Total revenues                                   216,808                   175,824                  392,632
                                                  --------                 ---------                ---------

EXPENSES:
 Operating                                          64,156                    57,367  (b)             121,523
 Management fees                                     4,074                     3,914  (b)               7,988
 Advisory fee                                            -                         -  (c)                   -
 General and administrative                            949                         -                      949
 Depreciation and amortization                      53,913                    27,950  (b)              81,863
                                                  --------                 ---------                ---------

  Total expenses                                   123,092                    89,231                  212,323
                                                  --------                 ---------                ---------

OPERATING INCOME                                    93,716                    86,593                  180,309
 Interest expense, net                             (57,472)                 (101,773) (d)            (159,245)
 Equity in income of unconsolidated real
  estate     partnerships                            3,887                     6,292  (e)              10,179

 Gain on sale of investments                             -                    65,710  (f)              65,710
 Interest and other income                           9,212                     4,959  (g)              14,171
                                                  --------                 ---------                ---------
 Income before minority interest                    49,343                    61,781                  111,124
 Minority interest in earnings of
  consolidated real estate partnerships             (2,478)                   (1,330) (h)              (3,808)
                                                  --------                 ---------                ---------

NET INCOME                                        $ 46,865                 $  60,451                $ 107,316
                                                  ========                 =========                =========

 Net income allocable to preferred shares           11,428                                             27,285
 Net income allocable to common shares              35,437                                             80,031
                                                  --------                                          ---------
                                                  $ 46,865                                          $ 107,316
                                                  ========                                          =========
EARNINGS PER SHARE INCOME(1)
     Basic                                        $   0.54                                          $    1.09
                                                  ========                                          =========

     Diluted                                      $   0.54                                          $    1.08
                                                  ========                                          =========

                   WESTFIELD AMERICA, INC. AND SUBSIDIAIRIES

        NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
             (UNAUDITED AND IN THOUSANDS EXCEPT FOR SHARE AMOUNTS)

(a) Reflects the Westfield America, Inc. and Subsidiaries unaudited and audited Consolidated Statement of Income for the six months ended June 30, 1998 and the year ended December 31, 1997, respectively.

(b) Reflects the historical operations of the Previously Acquired Centers and the Hahn Portfolio as if these properties were acquired at the beginning of each period presented. Additionally, management fees were adjusted to reflect a payment equal to 5% of the minimum and percentage rents, and depreciation expense was adjusted to reflect the new basis of the properties based on purchase price.

(c) Effective July 1996, in conjunction with a reorganization of the Company, a separate Advisory Agreement was entered into between the Company and Westfield U.S. Advisory, L.P. ("Advisor") which provided for an advisory fee. In connection with the Offering, the Advisory Agreement was amended and the advisory fee was modified to be the lower of (i) 55 basis points of the Company's net assets or (ii) a base amount of 25% of the Company's funds from operations ("FFO"), as defined and was waived through December 31, 1997. The Company's Pro Forma Advisory Fee for the six months ended June 30, 1998 is 25% of FFO in excess of the advisory FFO amount of $130,419, on a Pro Forma basis.

(d)  Reflects the increase in interest expense resulting from the following:

                                                                            SIX MONTHS        YEAR ENDED
                                                                              ENDED           DECEMBER 31,
                                                                          JUNE 30, 1998          1997
                                                                          -------------       ------------
Additional interest expense related to Previously
 Acquired Centers                                                          $   327             $ 19,857

Additional interest expense related to the                                  13,262               26,744
 Secured Financing

Additional interest expense  related to consolidated   mortgage
 debt assumed                                                                3,248                6,666


Interest expense related to the Capital Notes                               12,512               25,231

Additional interest expense related to the Unsecured
 Financing                                                                   7,157               14,433


Additional interest expense related to North County   Fair
 mortgage loan assumed                                                       3,391                6,752


Amortization of loan costs                                                   1,046                2,090
                                                                           -------             --------

                                                                           $40,943             $101,773
                                                                           =======             ========

                   WESTFIELD AMERICA, INC. AND SUBSIDIAIRIES

             (UNAUDITED AND IN THOUSANDS EXCEPT FOR SHARE AMOUNTS)

(e) Reflects reduction in equity in income of unconsolidated real estate partnerships due to the consolidation of Annapolis, Meriden and North County Fair and increase in equity in income of unconsolidated Hahn Properties.

(f)  Reflects gain on sale of investments from the sale of WHL warrants.

(g) Reflects interest earned from the Garden State Plaza participating mortgage loan.

(h) Reflects increase in minority interest from the consolidation of Wheaton Plaza.

(i)  Earnings per share are computed assuming the Offering was completed as of
     January 1, 1997.   The weighted average number of shares outstanding during
     the six months ended June 30, 1998 and the year ended December 31, 1997 for the purpose of computing pro forma earnings per share were as follows:

                                            SIX MONTHS            Year
                                              ENDED               Ended
                                             JUNE 30,           December 31,
                                               1998                1997
                                            -----------         ------------
Basic                                        73,336,000          73,336,000
                                             ==========          ==========

Diluted                                      74,189,000          74,247,000
                                             ==========          ==========

     For purposes of computing diluted earnings per share for the six months ended June 30, 1998, and the year ended December 31, 1998, the Company's preferred shares are excluded as their impact is antidilutive.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WESTFIELD AMERICA, INC.

Date:   November 13, 1998                    /s/  Irv Hepner
                                            _________________________
                                            Irv Hepner
                                            Secretary

                               INDEX TO EXHIBITS

Exhibit No.        Description of Exhibit*
-----------        -----------------------
  10.1             Asset Purchase Agreement, dated as of April 6, 1998, between
                   TrizecHahn, and The Rouse Company and the Company,
                   incorporated herein by reference to Exhibit 10.1 to the
                   Company's Form 10-Q for the quarter ended June 30, 1998.

  10.2             Amendment No. 1, dated as of July 31, 1998, between
                   TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.2 to the Company's Form 8-K dated July 31, 1998.

  10.3             Amendment No. 2, dated as of August 31, 1998, between
                   TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.3 to the Company's Form 8-K dated September 25, 1998.

  10.4             Amendment No. 3, dated as of September 23, 1998, between
                   TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.4 to the Company's Form 8-K dated September 25, 1998.

  10.5             Amendment No. 4, dated as of September 25, 1998, between
                   TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.5 to the Company's Form 8-K dated September 25, 1998.

  10.6             Amendment No. 5, dated as of October 7, 1998, between
                   TrizecHahn, and The Rouse Company and the Company, incorporated herein by reference to Exhibit 10.6 to the Company's Form 8-K dated September 25, 1998.

  10.7             Amendment No. 6, dated as of October 22, 1998, between
                   TrizecHahn, and The Rouse Company and the Company.

  10.8             Amendment No. 7, dated as of October 30, 1998, between
                   TrizecHahn, and The Rouse Company and the Company.

  23.1             Consent of Independent Accountants - PricewaterhouseCoopers
                   LLP

  23.2             Consent of Independent Auditors - KPMG Peat Marwick LLP

  23.3             Consent of Independent Auditors - KPMG Peat Marwick LLP

  99.1 Copy of the Press Release, dated November 2, 1998, issued by the Company, publicly announcing the activities reported therein.

* Schedules and supplemental materials to the exhibits have been omitted but will be provided to the SEC upon request.